EXIBIT 32.1

Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report of Sector 10, Inc. on Form 10-K/A for the fiscal year ended March 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), Pericles DeAvila, Principal Executive Officer of the Company, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:  /s/ Pericles DeAvila

Name: Pericles DeAvila
Principal Executive Officer

January 7, 2011